                                                                EXHIBIT 10.15

                                  THIRD AMENDMENT
                                TO CREDIT AGREEMENT

          THIRD AMENDMENT (the "THIRD AMENDMENT") dated as of February 14, 1996, to the Credit Agreement dated as of May 26, 1992 (as heretofore amended, supplemented or otherwise modified, the "AGREEMENT"), among CRAY RESEARCH, INC., a Delaware corporation (the "COMPANY"), CHEMICAL BANK ("CHEMICAL"), a new York banking corporation, as successor by merger with Manufacturers Hanover Trust Company; THE DAI-ICHI KANGYO BANK, LTD., CHICAGO BRANCH; COMMERZBANK AKTIENGESELLSCHAFT, GRAND CAYMAN BRANCH; SOCIETE GENERALE (each a "Bank" and, collectively, the "Banks"); and Chemical, as Agent (the "AGENT") for the Banks.

                                W I T N E S S E T H :

          WHEREAS, The Company, the Banks and the Agent have agreed to amend a certain provision of the Agreement in the manner hereinafter set forth;

          NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

          1. DEFINED TERMS. Capitalized terms used herein which are defined in the Agreement are used herein with such defined meanings.

          2.   AMENDMENTS.  (a) The definition of "Indebtedness" in subsection
1.1 of the Agreement is hereby amended to read in its entirety as follows:

          ""INDEBTEDNESS" of any Person, at a particular time, shall mean, without duplication, (a) all indebtedness of such Person for borrowed money, in respect of which such Person is liable, contingently or otherwise, as obligor, guarantor or otherwise, (b) the face amount of all letters of credit and performance bonds (to the extent not covered by clause (a) hereof), (c) obligations under leases which shall have been or should be, in accordance with GAAP, recorded as capital leases in respect of which obligations such person is liable, contingently or otherwise as obligor, guarantor (other than guarantees or other similar obligations incurred on behalf of consolidated Subsidiaries) or otherwise, and (d) any obligation of such Person or Commonly Controlled Entity to a Multiemployer Plan."

          (b) Subsection 7.4 of the Agreement is hereby amended to read in its entirety as follows:

          "7.4. MAINTENANCE OF CONSOLIDATED TANGIBLE NET WORTH. Permit its Consolidated Tangible Net Worth at the end of any fiscal quarter of the Company to be less than (i) in the case of the fiscal quarter ending on December 31, 1995, $750,000,000 and (ii) in the case of any such fiscal quarter of the Company thereafter, the sum of (A) if Consolidated Net Income of the Company is positive for such fiscal quarter, an amount equal to 50% of such Consolidated Net Income plus (B) an amount equal to 100% of the aggregate amount realized (in any event, net of any underwriting discount and reasonable expenses) by the Company in all issuances of its capital stock during such fiscal quarter plus (C) an amount equal to Consolidated Tangible Net Worth required by this subsection 7.4 to be maintained as at the end of the previous fiscal quarter of the Company."

          (c) Subsection 7.5 of the Agreement is hereby amended to read in its entirety as follows:

          "7.5 LIMITATION ON INDEBTEDNESS. Permit the aggregate amount of Indebtedness of the Company and its consolidated Subsidiaries at any time to exceed $200,000,000."

          3. CONDITION PRECEDENT TO EFFECTIVE DATE. This Third Amendment will become effective on the date upon which the Agent shall have received this Third Amendment, duly executed and delivered by the Company, the Required Banks and the Agent.

          4. GOVERNING LAW; THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          5. CONTINUING EFFECT; AMENDMENT AND WAIVERS LIMITED. Except as expressly amended hereby, the Agreement shall continue to be and shall remain in full force and effect in accordance with its terms.

          6. COUNTERPARTS. This Third Amendment may be executed in any number of counterparts, and all of which counterparts, taken together, shall constitute one and the same instrument.

          7. EXPENSES. The Company agrees to pay and reimburse the Agent for all out-of-pocket costs and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Third Amendment, including the reasonable fees and expenses of counsel to the Agent.

     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed and delivered by their proper and duly authorized officers as of the date first above written.

                                            CRAY RESEARCH, INC.


                                            By:  /S/ Laurence L. Betterley
                                                ------------------------------
                                                Title: Chief Financial Officer


                                             By: /S/ Steven D. VanHee
                                                ------------------------------
                                                Title: Treasurer


                                             CHEMICAL BANK, as Agent as a
                                                 Bank


                                             By:
                                                ------------------------------
                                                Title: Vice President


                                             THE DAI-ICHI KANGYO BANK, LTD.,
                                                 CHICAGO BRANCH, as a Bank


                                             By:
                                                ------------------------------
                                                Title: Assistant Vice President


                                             COMMERZBANK AKTIENGESELLSCHAFT,
                                                GRAND CAYMAN BRANCH, as a Bank


                                             By: /S/ Dr. Helmut R. Tollner
                                                ------------------------------
                                                Title: Executive Vice President


                                             By: /S/ William Brent Peterson
                                                ------------------------------
                                                Title: Assistant Vice President


                                             SOCIETE GENERALE, as a Bank


                                             By:
                                                ------------------------------
                                                Title: Vice President